UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest events reported)     May 29, 2003
                                                        -------------------
                                                          (May 27, 2003)
                                                        -------------------



 Commission    Name of Registrants, State of Incorporation,    I.R.S. Employer
File Number    Address and Telephone Number                   Identification No.
-----------    --------------------------------------------   ------------------

 333-32170     PNM Resources, Inc.                                85-0468296
               (A New Mexico Corporation)
               Alvarado Square
               Albuquerque, New Mexico  87158
               (505) 241-2700

  1-6986       Public Service Company of New Mexico               85-0019030
               (A New Mexico Corporation)
               Alvarado Square
               Albuquerque, New Mexico  87158
               (505) 241-2700



                         ------------------------------

              (Former name, former address and former fiscal year,
                          if changed since last report)

Item  5.   Other Events

The following is a press release issued by the Company on May 27, 2003.

                  PNM Refinances $182 Million in Long-Term Debt

Albuquerque, N.M., May 27, 2003 -- PNM Resources (NYSE:PNM) utility subsidiary PNM has completed the sale of three series of tax-exempt pollution control revenue refunding bonds with a total combined face value of $182 million. The bonds will pay an initial annual interest rate of 2.75 percent. That interest rate is adjustable after approximately one year and periodically thereafter over the life of the bonds.

The new bonds replace three existing series of pollution control bonds carrying an interest rate of 6.375 to 6.40 percent.

"The lower interest rate on the new bonds will lower interest expense and improve the exposure of our debt portfolio to short-term interest rates as we had anticipated in our 2003 earnings guidance," said PNM Resources Senior Vice President and Chief Financial Officer John Loyack. "Another benefit of the refinancing is that we have extended the final maturity dates on tax-exempt debt to 2033 and 2038, ensuring this efficient funding vehicle is available to PNM well into the future."

PNM Resources is an energy holding company based in Albuquerque, New Mexico. PNM, the principal subsidiary of PNM Resources, serves 452,162 average natural gas customers and 392,529 average electric customers in New Mexico. The company also sells power on the wholesale market in the Western U.S. PNM Resources stock is traded primarily on the NYSE under the symbol PNM.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 Statements made in this filing that relate to future events are made pursuant to the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and the company assumes no obligation to update this information. Because actual results may differ materially from expectations, the company cautions readers not to place undue reliance on these statements. Future financial results will be affected by a number of factors, including interest rates, weather, fuel costs, changes in supply and demand in the market for electric power, wholesale power prices, market liquidity, the competitive environment in the electric and natural gas industries, the performance of generating units and transmission system, state and federal regulatory and legislative decisions and actions, and the performance of state, regional and national economies. For a detailed discussion of the important factors affecting PNM Resources, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Form 10-K for the year ended December 31, 2002, Form 10-Q for the quarter ended March 31, 2003 and Form 8-K filings with the Securities and Exchange Commission.


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


SIGNATURE
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 PNM RESOURCES, INC.
                                   ---------------------------------------------
                                                     (Registrant)


Date:  May 29, 2003                              /s/ Robin A. Lumney
                                   ---------------------------------------------
                                                   Robin A. Lumney
                                              Vice President, Controller
                                             and Chief Accounting Officer
                                   (Officer duly authorized to sign this report)


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